                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549

                              SCHEDULE 14A
                             (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULED 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
          Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant               X
Filed by a Party other than the Registrant      [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[   ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                           Edison International
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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.
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        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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        statement number, or the Form or Schedule and the date of its filing.
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The following e-mail was sent to certain Edison 401(k) Savings Plan
Participants on April 20, 2009:

Subject: Edison International Proxy Materials for 401(k) Savings Plan
Participants

Dear Edison International 401(k) Savings Plan Holder:

The annual meeting of shareholders of Edison International to be held on April 23, 2009 is quickly approaching.  Your vote is very important, and voting is easy.  Links to vote online are included below.  If you have not yet voted, please remember to vote your shares held in the
Edison 401(k) Savings Plan no later than 9:00 p.m. Pacific time on
Tuesday, April 21, 2009.

Board Recommendations

Edison International's Board of Directors recommends that you vote
"FOR" the nominees for Directors, "FOR" the ratification of the appointment of the accounting firm, "FOR" the management proposal to amend the 2007 Performance Incentive Plan, and "AGAINST" the shareholder proposal requesting an advisory vote on executive compensation.

View Proxy Materials

We are pleased to deliver to you in this e-mail a link to access the
Edison International and SCE Joint Proxy Statement and the 2008 Edison
International Annual Report on our website at:

www.edison.com/annualmeeting

A complete set of proxy materials available to you on the Internet includes a letter from the Chairman of Edison International, the Edison
International and SCE Notice of Annual Meeting of Shareholders, an
Important Notice Regarding the Availability of Proxy Materials, the
Joint Proxy Statement, the Edison International 2008 Annual Report and
the proxy/voting instruction card.

Vote Your Proxy

You may vote your proxy on the Internet at www.eproxy.com/eix or by clicking the appropriate voting link at www.edison.com/annualmeeting.
Use the Internet to vote your proxy 24 hours a day, 7 days a week, through 9:00 p.m. Pacific time on April 21, 2009.  You will need the following to access the Internet voting site and vote your shares:

o     Edison International's Company Number: XXX
o     Your Control Number: XXXXXXXXXXX

You may also vote your proxy by telephone toll-free at 1-800-560-1965.
Please follow the recorded instructions using the company and control numbers listed above.

Please vote your shares before the deadline.  Thank you for your attention to this important matter.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary